UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Tango Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901
Boston, MA	02215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857-320-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on November 21, 2025, Tango Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Leerink Partners LLC (the “Sales Agent”), with respect to an at-the-market offering program pursuant to which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Common Stock”), through the Sales Agent. The Company previously filed a registration statement on Form S-3ASR (File No. 333-291684) (the “Registration Statement”) with the Securities and Exchange Commission on November 21, 2025, which included a sales agreement prospectus supplement relating to the offer and sale of shares of Common Stock having an aggregate offering price of up to $100,000,000 (the “Shares”) pursuant to the Sales Agreement (the “Prior Prospectus Supplement”). As of the date hereof, the Company has sold an aggregate amount of approximately $64,389,566 of Shares under the Prior Prospectus Supplement, and an aggregate amount of approximately $35,610,434 of Shares remain unsold under the Prior Prospectus Supplement.

On August 11, 2026, the Company filed an additional prospectus supplement relating to the offer and sale of shares of Common Stock having an aggregate offering price of up to $400,000,000 (the “New Prospectus Supplement Shares”) pursuant to the Sales Agreement, which includes approximately $35,610,434 of unsold Shares under the Prior Prospectus Supplement. Accordingly, the offering pursuant to the Prior Prospectus Supplement has been terminated, and the Company will not make any further offer or sale of Shares pursuant to the Prior Prospectus Supplement. The New Prospectus Supplement Shares to be offered and sold under the Sales Agreement, if any, will be offered and sold pursuant to the Registration Statement, which became automatically effective upon filing. Goodwin Procter LLP, counsel to the Company, has issued a legal opinion relating to the New Prospectus Supplement Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy any New Prospectus Supplement Shares, nor shall there be any offer, solicitation or sale of the New Prospectus Supplement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Therapeutics, Inc.

Date: August 11, 2026	By:	/s/ Matthew Gall
Matthew Gall
Chief Financial Officer